EXHIBIT 23.1    CONSENT OF INDEPENDENT ACCOUNTANTS


         We hereby consent to the incorporation by reference in the Registration Statements on Form S-8 (Nos. 333-63555, 333-53872 and 333-21549) of Worldport Communications Inc. of our report dated 9 July 2001 relating to the financial statements of Hostmark World LP, which appears in the Current Report on Form 8-K/A-1 of Worldport Communications, Inc. dated 10 July 2001.






                                  /s/   PricewaterhouseCoopers
                                  ----------------------------

                                  PricewaterhouseCoopers
                                  Chartered Accountants and Registered Auditors 10 July 2001